                                                              Exhibit (a)(5)

TO THE SECRETARY OF
IDS LIFE INSURANCE COMPANY

By Consent in Writing in Lieu of a Meeting of the Board of Directors of IDS Life Insurance Company received by the Secretary on October 16, 1985, the Board of Directors of IDS Life Insurance Company:

         RESOLVED, That the five separate accounts, IDS Life Accounts P, Q, R, S and T, established in accordance with Section 61A.14 Minnesota Statutes at a meeting of the Board of Directors of the Corporation on May 9, 1985, are hereby collectively reconstituted as IDS Life Variable Life Separate Account (currently comprised of five subaccounts) which the Board establishes as a Successor Issuer under Rule 414 of the Securities Act of 1933...; and

         RESOLVED FURTHER, That the proper officers of the Corporation are hereby authorized and directed to establish such additional subaccounts in the future as they determine to be appropriate.

As President of IDS Life Insurance Company, I hereby establish, in accordance with the above resolution and pursuant to authority granted by the Board of Directors of IDS Life Insurance Company, the additional subaccounts within the separate account as reflected in the following table:

--------------------------------------------------------------------------------------------------
NEW SUBACCOUNT                               INVESTING IN SHARES OF:
--------------------------------------------------------------------------------------------------
AXP VP Core Bond                             AXP(R) Variable Portfolio - Core Bond Fund
--------------------------------------------------------------------------------------------------
AXP VP Inc Opp                               AXP(R) Variable Portfolio - Income Opportunities Fund
--------------------------------------------------------------------------------------------------
AXP VP Inflation Prot Sec                    AXP(R) Variable Portfolio - Inflation Protected
                                             Securities Fund
--------------------------------------------------------------------------------------------------
AXP VP Lg Cap Val                            AXP(R) Variable Portfolio - Large Cap Value Fund
--------------------------------------------------------------------------------------------------
AXP VP Mid Cap Val                           AXP(R) Variable Portfolio - Mid Cap Value Fund
--------------------------------------------------------------------------------------------------
AXP VP Ptnrs Select Val                      AXP(R) Variable Portfolio - Partners Select Value Fund
--------------------------------------------------------------------------------------------------
Col Hi Yield, VS Cl B                        Columbia High Yield Fund, Variable Series, Class B
--------------------------------------------------------------------------------------------------
Oppen Global Sec VA, Serv                    Oppenheimer Global Securities Fund/VA, Service
                                             Shares
--------------------------------------------------------------------------------------------------
Oppen Main St Sm Cap VA, Serv                Oppenheimer Main Street Small Cap Fund/VA, Service
                                             Shares
--------------------------------------------------------------------------------------------------
Oppen Strategic Bond VA, Serv                Oppenheimer Strategic Bond Fund/VA, Service Shares
--------------------------------------------------------------------------------------------------

In accordance with the stated resolution and pursuant to authority granted by the Board of Directors of IDS Life Insurance Company, the unit investment trust comprised of IDS Life Variable Life Separate Account is hereby reconstituted as IDS Life Variable Life Separate Account consisting of eighty-one subaccounts.

In addition, as President of IDS Life Insurance Company, I hereby authorize a name change for existing subaccounts within IDS Life Variable Life Separate Account, in accordance with the above resolutions and pursuant to authority granted by the Board of Directors of IDS Life Insurance Company. The following table reflects those changes:

-----------------------------------------------------------------------------------------------------------
FORMER SUBACCOUNT NAME:              NEW SUBACCOUNT NAME:               INVESTING IN SHARES OF:
-----------------------------------------------------------------------------------------------------------
FCA                                  AIM VI Cap Appr, Ser I             AIM V.I. Capital Appreciation
                                                                        Fund, Series I Shares
-----------------------------------------------------------------------------------------------------------
FAC                                  AIM VI Cap Appr, Ser II            AIM V.I. Capital Appreciation
                                                                        Fund, Series II Shares
-----------------------------------------------------------------------------------------------------------
FCD                                  AIM VI Cap Dev, Ser I              AIM V.I. Capital Development
                                                                        Fund, Series I Shares
-----------------------------------------------------------------------------------------------------------
FAD                                  AIM VI Cap Dev, Ser II             AIM V.I. Capital Development
                                                                        Fund, Series II Shares
-----------------------------------------------------------------------------------------------------------
FGI                                  AIM VI Core Eq, Ser I              AIM V.I. Core Equity Fund, Series
                                                                        I Shares
-----------------------------------------------------------------------------------------------------------
FID                                  AIM VI Dyn, Ser I                  AIM V.I. Dynamics Fund, Series I
                                                                        Shares
-----------------------------------------------------------------------------------------------------------
FFS                                  AIM VI Fin Serv, Ser I             AIM V.I. Financial Services Fund,
                                                                        Series I Shares
-----------------------------------------------------------------------------------------------------------
FTC                                  AIM VI Tech, Ser I                 AIM V.I. Technology Fund, Series
                                                                        I Shares
-----------------------------------------------------------------------------------------------------------
FAL                                  AB VP Gro & Inc, Cl B              AllianceBerstein VP Growth and
                                                                        Income Portfolio (Class B)
-----------------------------------------------------------------------------------------------------------
FAB                                  AB VP Intl Val, Cl B               AllianceBerstein VP International
                                                                        Value Portfolio (Class B)
-----------------------------------------------------------------------------------------------------------
FIR                                  AC VP Intl, Cl I                   American Century(R) VP
                                                                        International, Class I
-----------------------------------------------------------------------------------------------------------
FAI                                  AC VP Intl, Cl II                  American Century(R) VP
                                                                        International, Class II
-----------------------------------------------------------------------------------------------------------
FVL                                  AC VP Val, Cl I                    American Century(R) VP Value, Class
                                                                        I
-----------------------------------------------------------------------------------------------------------
FAV                                  AC VP Val, Cl II                   American Century(R) VP Value, Class
                                                                        II
-----------------------------------------------------------------------------------------------------------
FCM                                  AXP VP Cash Mgmt                   AXP(R) Variable Portfolio - Cash
                                                                        Management Fund
-----------------------------------------------------------------------------------------------------------
FBD                                  AXP VP Div Bond                    AXP(R) Variable Portfolio -
                                                                        Diversified Bond Fund
-----------------------------------------------------------------------------------------------------------
FDE                                  AXP VP Div Eq Inc                  AXP(R) Variable Portfolio -
                                                                        Diversified Equity Income Fund
-----------------------------------------------------------------------------------------------------------
FES                                  AXP VP Eq Select                   AXP(R) Variable Portfolio - Equity
                                                                        Select Fund
-----------------------------------------------------------------------------------------------------------
FGB                                  AXP VP Global Bond                 AXP(R) Variable Portfolio - Global
                                                                        Bond Fund
-----------------------------------------------------------------------------------------------------------
FGR                                  AXP VP Gro                         AXP(R) Variable Portfolio - Growth
                                                                        Fund
-----------------------------------------------------------------------------------------------------------
FEX                                  AXP VP Hi Yield Bond               AXP(R) Variable Portfolio - High
                                                                        Yield Bond Fund
-----------------------------------------------------------------------------------------------------------
FCR                                  AXP VP Lg Cap Eq                   AXP(R) Variable Portfolio - Large
                                                                        Cap Equity Fund
-----------------------------------------------------------------------------------------------------------
FMF                                  AXP VP Managed                     AXP(R) Variable Portfolio - Managed
                                                                        Fund
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
FORMER SUBACCOUNT NAME:              NEW SUBACCOUNT NAME:               INVESTING IN SHARES OF:
-----------------------------------------------------------------------------------------------------------
FND                                  AXP VP New Dim                     AXP(R) Variable Portfolio - New
                                                                        Dimensions Fund(R)
-----------------------------------------------------------------------------------------------------------
FPS                                  AXP VP Ptnrs Sm Cap Val            AXP(R) Variable Portfolio -
                                                                        Partners Small Cap Value Fund
-----------------------------------------------------------------------------------------------------------
FIV                                  AXP VP S&P 500                     AXP(R) Variable Portfolio - S&P 500
                                                                        Index Fund
-----------------------------------------------------------------------------------------------------------
                                                                        AXP(R) Variable Portfolio - Short
FFI                                  AXP VP Short Duration              Duration U.S. Government Fund
-----------------------------------------------------------------------------------------------------------
                                                                        AXP(R) Variable Portfolio - Small
FSM                                  AXP VP Sm Cap Adv                  Cap Advantage Fund
-----------------------------------------------------------------------------------------------------------
FSA                                  AXP VP Strategy Aggr               AXP(R) Variable Portfolio -
                                                                        Strategy Aggressive Fund
-----------------------------------------------------------------------------------------------------------
FEM                                  AXP VP THDL Emer Mkts              AXP(R) Variable Portfolio -
                                                                        Threadneedle Emerging Markets Fund
-----------------------------------------------------------------------------------------------------------
FIE                                  AXP VP THDL Intl                   AXP(R) Variable Portfolio -
                                                                        Threadneedle International Fund
-----------------------------------------------------------------------------------------------------------
FSB                                  Calvert VS Social Bal              Calvert Variable Series, Inc.
                                                                        Social Balanced Portfolio
-----------------------------------------------------------------------------------------------------------
FEG                                  CS Mid-Cap Gro                     Credit Suisse Trust - Mid-Cap
                                                                        Growth Portfolio
-----------------------------------------------------------------------------------------------------------
FSC                                  CS Sm Cap Gro                      Credit Suisse Trust - Small Cap
                                                                        Growth Portfolio
-----------------------------------------------------------------------------------------------------------
FCG                                  EG VA Fundamental Lg Cap, Cl 2     Evergreen VA Fundamental Large
                                                                        Cap Fund - Class 2
-----------------------------------------------------------------------------------------------------------
FGC                                  Fid VIP Gro & Inc, Serv Cl         Fidelity(R) VIP Growth & Income
                                                                        Portfolio Service Class
-----------------------------------------------------------------------------------------------------------
FFG                                  Fid VIP Gro & Inc, Serv Cl 2       Fidelity(R) VIP Growth & Income
                                                                        Portfolio Service Class 2
-----------------------------------------------------------------------------------------------------------
FMP                                  Fid VIP Mid Cap, Serv Cl           Fidelity(R) VIP Mid Cap Portfolio
                                                                        Service Class
-----------------------------------------------------------------------------------------------------------
FFM                                  Fid VIP Mid Cap, Serv Cl 2         Fidelity(R) VIP Mid Cap Portfolio
                                                                        Service Class 2
-----------------------------------------------------------------------------------------------------------
FOS                                  Fid VIP Overseas, Serv Cl          Fidelity(R) VIP Overseas Portfolio
                                                                        Service Class
-----------------------------------------------------------------------------------------------------------
FFO                                  Fid VIP Overseas, Serv Cl 2        Fidelity(R) VIP Overseas Portfolio
                                                                        Service Class 2
-----------------------------------------------------------------------------------------------------------
FRE                                  FTVIPT Frank Real Est, Cl 2        FTVIPT Franklin Real Estate Fund
                                                                        - Class 2
-----------------------------------------------------------------------------------------------------------
FSV                                  FTVIPT Frank Sm Cap Val, Cl 2      FTVIPT Franklin Small Cap Value
                                                                        Securities Fund - Class 2
-----------------------------------------------------------------------------------------------------------
FMS                                  FTVIPT Mutual Shares Sec, Cl 2     FTVIPT Mutual Shares Securities
                                                                        Fund - Class 2
-----------------------------------------------------------------------------------------------------------
FIF                                  FTVIPT Tem For Sec, Cl 2           FTVIPT Templeton Foreign
                                                                        Securities Fund - Class 2
-----------------------------------------------------------------------------------------------------------
FSE                                  GS VIT Core Sm Cap Eq              Goldman Sachs VIT CORE(SM) Small
                                                                        Cap Equity Fund
-----------------------------------------------------------------------------------------------------------
FUE                                  GS VIT Core U.S. Eq                Goldman Sachs VIT CORE(SM) U.S.
                                                                        Equity Fund
-----------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------
FORMER SUBACCOUNT NAME:              NEW SUBACCOUNT NAME:               INVESTING IN SHARES OF:
-----------------------------------------------------------------------------------------------------------
FMC                                  GS VIT Mid Cap Val                 Goldman Sachs VIT Mid Cap Value
                                                                        Fund
-----------------------------------------------------------------------------------------------------------
FGT                                  Janus Aspen Global Tec, Serv       Janus Aspen Series Global
                                                                        Technology Portfolio: Service
                                                                        Shares
-----------------------------------------------------------------------------------------------------------
FIG                                  Janus Aspen Intl Gro, Serv         Janus Aspen Series International
                                                                        Growth Portfolio: Service Shares
-----------------------------------------------------------------------------------------------------------
FAG                                  Janus Aspen Mid Cap Gro, Serv      Janus Aspen Series Mid Cap Growth
                                                                        Portfolio: Service Shares
-----------------------------------------------------------------------------------------------------------
FIP                                  Lazard Retire Intl Eq              Lazard Retirement International
                                                                        Equity Portfolio
-----------------------------------------------------------------------------------------------------------
FGW                                  MFS Inc Gro Stock, Serv Cl         MFS(R) Investors Growth Stock
                                                                        Series - Service Class
-----------------------------------------------------------------------------------------------------------
FDS                                  MFS New Dis, Serv Cl               MFS(R) New Discovery Series -
                                                                        Service Class
-----------------------------------------------------------------------------------------------------------
FUT                                  MFS Utilities, Serv Cl             MFS(R) Utilities Series - Service
                                                                        Class
-----------------------------------------------------------------------------------------------------------
FPE                                  Pioneer Eq Inc VCT, Cl II          Pioneer Equity Income VCT
                                                                        Portfolio - Class II Shares
-----------------------------------------------------------------------------------------------------------
FEU                                  Pioneer Europe VCT, Cl II          Pioneer Europe VCT Portfolio -
                                                                        Class II Shares
-----------------------------------------------------------------------------------------------------------
FHS                                  Put VT Health Sciences, Cl IB      Putnam VT Health Sciences Fund -
                                                                        Class IB Shares
-----------------------------------------------------------------------------------------------------------
FPH                                  Put VT Hi Yield, Cl IB             Putnam VT High Yield Fund - Class
                                                                        IB Shares
-----------------------------------------------------------------------------------------------------------
FPI                                  Put VT Intl Eq, Cl IB              Putnam VT International Equity
                                                                        Fund - Class IB Shares
-----------------------------------------------------------------------------------------------------------
FIN                                  Put VT Intl New Opp, Cl IB         Putnam VT International New
                                                                        Opportunities Fund - Class IB
                                                                        Shares
-----------------------------------------------------------------------------------------------------------
FNO                                  Put VT New Opp, CI IA              Putnam VT New Opportunities Fund
                                                                        - Class IA Shares
-----------------------------------------------------------------------------------------------------------
FVS                                  Put VT Vista, Cl IB                Putnam VT Vista Fund - Class IB
                                                                        Shares
-----------------------------------------------------------------------------------------------------------
FMI                                  Royce Micro-Cap                    Royce Micro-Cap Portfolio
-----------------------------------------------------------------------------------------------------------
FVA                                  Third Ave Val                      Third Avenue Value Portfolio
-----------------------------------------------------------------------------------------------------------
FIC                                  Wanger Intl Sm Cap                 Wanger International Small Cap
-----------------------------------------------------------------------------------------------------------
FSP                                  Wanger U.S. Sm Co                  Wanger U.S. Smaller Companies
-----------------------------------------------------------------------------------------------------------
FAA                                  WF Adv Asset Alloc                 Wells Fargo Advantage Asset
                                                                        Allocation Fund
-----------------------------------------------------------------------------------------------------------
FWI                                  WF Adv Intl Core                   Wells Fargo Advantage
                                                                        International Core Fund
-----------------------------------------------------------------------------------------------------------
FSO                                  WF Adv Opp, Advisor Cl             Wells Fargo Advantage Opportunity
                                                                        Fund (successor to Strong
                                                                        Opportunity Fund II - Advisor
                                                                        Class)
-----------------------------------------------------------------------------------------------------------
FWS                                  WF Adv Sm Cap Gro                  Wells Fargo Advantage Small Cap
                                                                        Growth Fund
-----------------------------------------------------------------------------------------------------------

Signed by:                                 Received by:

--------------------------------           -------------------------------
Timothy V. Bechtold                        Paul R. Johnston
President                                  Secretary
IDS Life Insurance Company                 IDS Life Insurance Company


Dated: August 30, 2005                     Dated: August 30, 2005